OCEAN PARK HIGH INCOME ETF
SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2024

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 99.6%
	FIXED INCOME - 99.6%
18,968	Invesco Senior Loan ETF	$ 398,518
21,976	iShares Broad USD High Yield Corporate Bond ETF	827,395
1,120	iShares J.P. Morgan USD Emerging Markets Bond ETF	104,810
12,624	iShares Preferred and Income Securities ETF	419,496
3,840	VanEck High Yield Muni ETF	203,789
4,160	VanEck J. P. Morgan EM Local Currency Bond ETF	105,664
	TOTAL EXCHANGE-TRADED FUNDS (Cost $2,021,638)	2,059,672

	TOTAL INVESTMENTS - 99.6% (Cost $2,021,638)	$ 2,059,672
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.4%	9,166
	NET ASSETS - 100.0%	$ 2,068,838

ETF	- Exchange-Traded Fund